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                                                               EXHIBIT 10.15(d)

                            SECOND LEASE AMENDMENT
                            ----------------------

     THIS SECOND LEASE AMENDMENT ("Amendment") is dated as of December 15,
1998 by and between GREAT LAKES INDUSTRIAL PARTNERS L.P., an Indiana limited partnership ("Landlord"), OTTAWA RIVER STEEL CO., INC., an Ohio corporation ("Tenant") and MERIDIAN NATIONAL CORPORATION, an Ohio corporation ("Guarantor").

                                    RECITALS
                                    --------

     A. CenterPoint Properties Corporation, a Maryland corporation ("Original Landlord") and Tenant have entered into that certain Industrial Building Lease date November 10, 1995 (the "Original Lease") for certain premises located at 201 Mississippi Street, Gary, Indiana as more particularly described in the Lease. The Original Lease was previously modified pursuant to the terms of that certain Lease Amendment ("First Amendment"). The Original Lease and the First Amendment are sometimes referred to herein collectively as the "Lease".

     B. Guarantor has guaranteed Tenant's obligations under the Lease pursuant to that certain Guaranty of Lease dated November 10, 1995 (the "Guaranty").

     C. Tenant has not paid all sums due under the terms of the Lease for the period commencing as of July 1, 1998 and continuing through the date hereof.
The total amount past due as of the date hereof is $74.166/32 ("Unpaid Amount").

     D. Tenant has requested and Landlord has agreed that tenant may pay the Unpaid Amount to Landlord in accordance with the terms hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Recitals.  The Recitals are incorporated into this Amendment as if
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fully set forth in this Section 1.

     2.  Definitions.  All terms used herein, unless otherwise specified, shall
         -----------
have the meaning ascribed to them in the Lease.

     3.  Unpaid Amount.  The term "Rent" under the Lease shall be deemed to
         -------------
include the Unpaid Amount. The Unpaid Amount shall be paid to Landlord as follows:

     a. The sum of $21,807.93 representing Rent due on December 1, 1998 shall be paid contemporaneously with the execution and delivery of this Agreement.

     b. The sum of $26,179.20 representing one-half of the remaining Unpaid Amount shall be paid contemporaneously with the execution and delivery of this Agreement.

     c. The sum of $26,179.19, representing the balance of the Unpaid Amount shall be deemed to be Additional Rent under the Lease and shall be paid in equal monthly
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installments of $6,544.80, due on the first day of each month commencing on
     January 1, 1999 and continuing through April 1, 1999.

     4.  No Other Modifications.  The Lease is only modified as set forth herein
         ----------------------
and in all other respect remains in full force and effect.

     5.  Consent of Guarantor.  Guarantor hereby consents to the terms of this
         --------------------
Amendment as well as the consent to Sublease of even date herewith executed by Landlord, Tenant and Centennial Steel Processing, LLC and acknowledges that the Lease and the Guaranty remain in full force and effect. Nothing contained herein shall be deemed to waive, modify or release any obligation of Guarantor under the Guaranty.

     6.  No Default.  Tenant acknowledges that the Lease is in full force and
         -------------
effect and, except for the Unpaid Amount, there are no defaults thereunder or any conditions which with only the passage of time or giving of notice or both would become a default thereunder.

     7.  Successors and Assigns.  This Amendment shall be binding upon and shall
         ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     8.  Modification.  This Amendment may not be modified or amended except by
         ------------
written agreement executed by the parties hereto.

     9.  Governing Law.  The validity, meaning and effect of this Amendment
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shall be determined in accordance with the laws of the State of Illinois.

     10.  Counterparts.  This Amendment may be executed in two counterparts,
          ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     11.  Severability.  The parties hereto intend and believe that each
          ------------
provision in this Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Amendment is found by a court of law to be in violation of any applicable ordinance, statue, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this amendment shall be construed as if such provision was not contained therein.

     12.  Construction.  The headings of this Amendment are for convenience only
          ------------
and shall not define or limit the provisions hereof. Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders. In the event of a conflict between the terms and conditions of the Lease and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail.

     13.  No Third Party Beneficiaries.  This Amendment shall inure to the sole
          ----------------------------
benefit of the parties hereto. Nothing contained herein shall create, or be construed to create, any right in any person not a party to this Amendment.

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     14.  Legal Review.  The parties hereto acknowledge that they have been
          ------------
advised by legal counsel of their choice in connection with the interpretation, negotiation, drafting and effect of this Amendment and they are satisfied with such legal counsel and the advice which they have received.

     15.  Facsimile Signatures.  The parties hereto agree that the use of
          --------------------
facsimile signature for the negotiation and execution of this Amendment shall be legal and binding and shall have the same full force and effect as if originally signed.

     16.  No Commissions.  The parties hereto acknowledge and agree that no real
          --------------
estate brokerage commission or finder's fee shall payable by either party in connection this Amendment.

     In witness whereof, the parties hereto have executed this Amendment as of the date set forth above.

                          LANDLORD: GREAT LAKES INDUSTRIAL PARTNERS
                        L.P., an Indiana limited partnership

                        BY:  CP Financing Trust, its general partner

                                 By:   /s/ Michael M. Mullen
                                       ------------------------------------
                                 Its:  Vice President
                                       ------------------------------------

                                 By:   /s/ Paul S. Fisher
                                       ------------------------------------
                                 Its:  Vice President Secretary & Treasurer
                                       ------------------------------------

                        TENANT: OTTAWA RIVER STEEL CO., INC., an Ohio corporation

                                 By:   /s/ William D. Feniger
                                       ------------------------------------
                                 Its:  President
                                       ------------------------------------

                                 By:   /s/ James L. Rosino
                                       ------------------------------------
                                 Its:  Vice President- Finance
                                       ------------------------------------

                        GUARANTOR: MERIDIAN NATIONAL CORPORATION, a Delaware-corporation

                                 By:   /s/ William D. Feniger
                                       ------------------------------------
                                 Its:  President
                                       ------------------------------------

                                 By:   /s/ James L. Rosino
                                       ------------------------------------
                                 Its:  Vice President-Finance
                                       ------------------------------------


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